Exhibit 10.6

October 7, 2016

AR Capital Acquisition Corp.

405 Park Avenue, 14th Floor

New York, New York 10022

Facsimile: (212) 421-4799

Re: Dividend Waiver Letter

Ladies and Gentlemen:

In connection with the consummation of the transactions contemplated by that certain Agreement dated as of September 16, 2016 (as amended, the “Agreement”, capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement), by and among AR Capital Acquisition Corp., a Delaware corporation (the “Company”), Axar Master Fund Ltd., a Cayman Islands exempted company (“Axar”), and AR Capital, LLC, a Delaware limited liability company (“AR Capital”), each of Axar and the undersigned independent directors of the Company hereby waives with respect to their respective Founder Shares to be held following the Closing, any right to receive the Warrant Dividends. Axar further waives, with respect to the Founder Warrants to be held by it following the Closing, any rights or adjustments under the Warrant Agreement in respect of the Warrant Dividends.

[Signature Page Follows]

Sincerely,

By:	/s/ Dr. Robert J. Froehlich
Dr. Robert J. Froehlich

By:	/s/ David Gong
David Gong

By:	/s/ P. Sue Perrotty
P. Sue Perrotty

AXAR MASTER FUND LTD.

By:	/s/ Andrew Axelrod
Name: Andrew Axelrod
Title: Director

[Signature Page to Dividend Waiver]

ACKNOWLEDGED BY:

AR CAPITAL ACQUISITION CORP.

By:	/s/ William Kahane
Name: William Kahane
Title: CEO

[Signature Page to Dividend Waiver]